                         NOTICE OF GUARANTEED DELIVERY
      FOR TENDER OF ALL OUTSTANDING 13 3/4% SENIOR SECURED NOTES DUE 2009
                                IN EXCHANGE FOR
                   NEW 13 3/4% SENIOR SECURED NOTES DUE 2009
                                       OF
                  REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC AND
                               RTI CAPITAL CORP.

     Registered holders of outstanding 13 3/4 Senior Secured Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 13 3/4% Senior Secured Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to the United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                    UNITED STATES TRUST COMPANY OF NEW YORK

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
        For Delivery by Registered or Certified Mail:                      For Overnight Delivery Only or by Hand:
           United States Trust Company of New York                         United States Trust Company of New York
                          [Address]                                                       [Address]
                          Attention:                                                      Attention:
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                           By Facsimile Transmission:

                       (For Eligible Institutions Only):
                                  [fax number]
                                   Attention:

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated , 1999 of Republic Technologies International, LLC and RTI Capital Corp. (the "Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

Name of Tendering Holder: ______________________________________________________

Name and Address of Registered Holders as it Appears on this Outstanding Notes: _____________________________________________________
                                         (PLEASE PRINT)

Certificate Number(s) of Outstanding Notes Tendered
(or Account Number at Book-Entry Facility): ____________________________________

Principal Amount Outstanding Notes Tendered: ___________________________________


                              SIGN HERE

Name of Registered or Acting Holder: ___________________________________________


Signature(s): __________________________________________________________________

Name(s): _______________________________________________________________________
                                        (PLEASE PRINT)

Address: _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

IF SHARES OF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

       DTC Account Number: _____________________________________________________

       Date: ___________________________________________________________________


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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

________________________________________________________________________________
Name of Firm

________________________________________________________________________________
Address
________________________________________________________________________________
                                                                        Zip Code

Area Code & Tel. No. ___________________________________________________________



________________________________________________________________________________
Authorized Signature

________________________________________________________________________________
Name

________________________________________________________________________________
Title  (Please type or print)

Dated: __________________________________________________________________ , 1997

     NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED
           DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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